Exhibit 99.2 Corporate Presentation April 2023 Confidential 1

Developing Biology-Driven Medicines and Expanding the Impact of Targeted Oncology • Multiple ongoing clinical trials with expected data readouts in the next 12 months • Leaders in Hippo pathway with clinical stage TEAD1 inhibitor IK-930 • Initial monotherapy dose escalation data in all comers, mesothelioma, We develop differentiated therapies and EHE in 2023 for patients in need that target nodes of • Broad combination potential including in EGFRm and RASm cancers, cancer growth, spread, and therapeutic starting with osimertinib in NSCLC resistance in the Hippo and RAS onco- • Novel MEK/RAF inhibitor IK-595 in IND-enabling studies signaling networks • IND in 2H 2023 with broad potential across RAF and RAS mutant cancers • BMS partnered program IK-175 with clinical activity in bladder cancer • Potential for $50M in opt-in fees by early 2024, $450M in milestones Hippo Pathway RAS Pathway plus global royalties • >$155M in cash; Runway into 2025 Confidential 2 2

Seasoned Executive Team with 50+ INDs and 14 Regulatory Approvals Executive Team 23 average years Mark Manfredi, Ph.D. Sergio Santillana, M.D. Jeffrey Ecsedy, Ph.D. Michelle Zhang, Ph.D. Jotin Marango,M.D. , Ph.D. of experience Chief Executive Officer Chief Medical Officer Chief Development Officer Chief Scientific Officer Chief Financial Officer and Head of Corporate Development 50+ INDs Board of Directors Owen Hughes Iain Dukes, David Bonita, Jean Francois Formela, Otello Stampacchia, Maria Koehler, Richard Wooster, Chair D.Phil. M.D. M.D. Ph.D. M.D., Ph.D. Ph.D. 14 Scientific Advisory Board regulatory George Demetri, M.D. Kevan Shokat, Ph.D Josep Tabernero, M.D., Ph.D. Neal Rosen, M.D., Ph.D. Professor, Medicine, Professor and Chair, Head of Medical Oncology, Director, Center for Mechanism- approvals Harvard Medical School Department of Cellular and Vall d’Hebron University Hospital Based Therapeutics and Chair, Molecular Pharmacology, UCSF Medical Oncology, Memorial Director, Center for Sloan-Kettering Cancer Center Sarcoma and Bone Oncology, Investigator, Howard Hughes Dana-Farber Cancer Institute Medical Institute Confidential 3 3

Ikena Wholly-Owned Pipeline Focused on Targeted Oncology Candidate Indications Partnerships Late-Stage Discovery IND Enabling Phase 1 Target Interventions & Rights Development Hippo-Altered Cancers IK-930 Monotherapy & Multiple TEAD Combinations Hippo Pathway Undisclosed Hippo-Altered Cancers RAS and RAF Altered IK-595 Cancers; Additional Tumor MEK-RAF Types RAS Pathway Undisclosed RAS-Mutated Cancers Bladder Cancer, AHR Enriched Monotherapy & Nivolumab Combination AHR IK-175 Signaling AHR Head & Neck Cancer, AHR Enriched Nivolumab Combination Confidential 4 4 Immune-Signaling Targeted Oncology

Connectivity Across RAS & Hippo Oncosignaling Network Nodes in the RAS network are intricately connected to each other and other orthogonal pathways, including Hippo Ikena has deep institutional Hippo Pathway RAS Pathway knowledge and broad capabilities that lay the foundation for discovery RAS NF2 OFF programs across the network GDP GRB2 MST1/2 SOS RAS Deep knowledge and characterization GTP of the interconnected nature of ON SHP2 oncogenic nodes THERAPEUTIC LATS1/2 RESISTANCE Proven history of drugging difficult targets 13K PI3K RAF YAP1/TAZ Leaders in drugging the MEK AKT 1/2 Hippo pathway YAP1/TAZ Advanced capabilities across ERK1/2 mTOR biomolecular characterization, TEAD structural biology, chemistry, and translational medicine Hippo genetically-altered cancers and Hippo activated resistance RASm cancers – one of the most common pathway with genetic alteration in cancers Confidential 5 5 – potential benefit from monotherapies and combination therapies

Targeting TEAD & the Hippo Pathway IK-930 Confidential 6

IK-930 Well-Positioned to Address Diverse Patient Populations with High Unmet Need Two distinct mechanisms: Genetic alterations in Hippo pathway and pathway involvement in therapeutic resistance Hippo Pathway Activity Triggers TEAD IK-930 Initial Target Patient Populations Transcription-Dependent Tumor Growth Monotherapy EHE (0.4 K) Combination Therapy NF2-def. Mesothelioma NF2-def. Malignant NF2 THERAPEUTIC (1.2 K) Meningioma (0.1 K) RESISTANCE Other NF2 MST1/2 KRAS BRAF Deficient CDK TKI-resistant Solid Tumors 4/6 EGFRm NSCLC MEK (27 K) LATS1/2 (12 – 16 K) EGFR ALK YAP1/TAZ Combinations in EGFRm RASm cancers NSCLC (1L) (20 K) (multiple populations TEAD DEPENDENT YAP1/TAZ TUMOR GROWTH and targets) TRANSCRIPTION TEAD1 TEAD2 TEAD3 TEAD4 Additional potential opportunities in YAP/TAZ amplified cancers and combinations with RAS pathway agents (MEKi, KRASi) Confidential 7 7 EHE: Epithelioid Hemangioendothelioma; MPM: Malignant Pleural Mesothelioma. GENETIC ALTERATIONS Growing IK-930 Opportunity (Annual Incidence, U.S.)

IK-930 is Potentially both First and Best in Class Targeting Hippo Pathway IK-930 is a potent Hippo-pathway inhibitor that selectively inhibits TEAD1 and broadly represses oncogenic TEAD activity IK-930 is a TEAD1 Selective Robust Inhibition Potent Inhibition of TEAD Palmitoylation Inhibitor TEAD Target Gene Expression IK-930 TEAD1 TEAD2 TEAD3 TEAD4 100 6.58 ± FP (IC μM) 0.88 ± 0.22 9.23 ± 1.80 > 50 50 0.93 80 Click/Chem(IC 5 0.2-0.5 >20 >20 >20 μM) CNN1 0 60 TSA (Kd; μM) 0.32 2.47 / 17.85 ANKRD1 40 CTGF Nanobret (IC 15.53 ± 50 0.091 ± .002 > 20 > 20 μM) 1.32 20 NPPB AMOTL2 Pan-TEADi 0 -4 -3 -2 -1 0 1 10 10 10 10 10 10 CYR61 TEAD1 TEAD2 TEAD3 TEAD4 IK-930 Concentration (mM) 1.18 ± 1.38 ± DMSO IK-930 TEAD gene NF2 mutant mesothelioma FP (IC μM) 0.92 ± 0.25 2.29 ± 0.51 50 0.52 0.58 expression proliferation TEAD activated cell line Click/Chem(IC 50 0.2-0.5 2 0.5 2 μM) TSA (Kd; μM) 0.18 1.77 42.82 0.19 Nanobret (IC 0.041 ± 0.32 ± 50 0.030 ± .004 0.51 ± .022 μM) .001 .081 Confidential 8 8 % Inhibition

IK-930 Monotherapy Has Potential Across Genetic Mutations in the Hippo Pathway Comparable to panTEADi in NF2 Deficient Mesothelioma with Impact Across Tumor Models for Hippo Pathways Genetic Alterations 2000 1 0 0 0 Vehicle 2000 Vehicle IK-930 30 mg/kg QD Vehicle 8 0 0 IK-930 75 mg/kg QD 1500 IK-930 75 mg/kg QD panTEADi 1500 75 mpk IK-930 IK-930 200 mg/kg QD 6 0 0 1000 1000 4 0 0 500 500 2 0 0 0 0 0 0 5 10 15 20 25 0 5 10 15 20 25 0 1 0 2 0 3 0 Days post treatment initiation Days post treatment initiation Days of Treatment LATS1/LATS2 Mutated Mesothelioma Model YAP1 Amplified HNSCC Model NF2 Deficient Mesothelioma Model Confidential 9 9 Average Tumor Volume (mm3+/-SEM) Average Tumor Volume (mm3+/-SEM) Average Tumor Volume (mm3+/-SEM)

IK-930 Mechanism Drives TEAD1 into Tumor-Repressive Activity Leveraging the two opposing states of TEAD through binding TEAD1 to inhibit palmytoilation and promoting VGLL4 interactions Two Opposing States of TEAD Activator with YAP1 or Repressor with VGLL4 TAZ (palmitoylation (palmitoylation dependent) independent) IK-930 Leverages the TEAD Biology to Gain Repressive Activity from Both State YAP1/TAZ AP1 e.g. TEAD2-4 IK-930 VGLL4 YAP1/TAZ TEAD1 TEAD IK-930 Activator state Repressor state IK-930-TEAD1-VGLL4 complex blocks chromatin access for TEADs and other transcriptional activators Confidential 10 10

IK-930 Is Designed to Balance Efficacy and On-Target TEAD Renal Tox Prior attempts to target the Hippo pathway have not been able to balance anti-tumor activity and kidney toxicity Designing a Targeted Treatment to Maximize IK-930 Does Not Result in Proteinuria at All Tested Doses in Antitumor Activity and Minimize On-Target Tox Monkeys, in Contrast to panTEAD Inhibition • panTEAD inhibition has been seen to drive proteinuria IK-930 Monkey 28-day panTEADi Monkey 28-day and frank kidney toxicity (Kaneda et al, AACR 2019) IK-930 Monkey 28-Day Treatment Pan-TEAD Monkey 28-Day Treatment 120 120 • In preclinical models it has been seen that YAP1 is 100 100 required for podocyte (highly specialized kidney cell) viability (Schwartzman et al., 2016) 80 80 • IK-930’s selectivity provide a far wider potential 60 60 therapeutic window while demonstrating equivalent 40 40 activity in multiple in vivo models • 28-Day Monkey Study 20 20 • IK-930: No clinical signs or renal changes observed; 0 0 all doses • No toxicity to other systems Pan-TEAD AUC (ng•h/mL) 0-24h IK-930 AUC (ng•h/mL) 0-24h • panTEADi Average urinary protein-to-creatinine ratios and histopathology in non- • Decreased activity, ataxia observed in both human primates predicted a therapeutic index of less than one for dose groups panTEAD inhibitors and a broad therapeutic window for IK-930 • High dose halted on day 18 due to mortality and morbidity Confidential 11 11 0 10000 20000 30000 40000 5000 0 60000 0 50000 100000 5 000 1 0 200000 250000 300000 350000 Peak Protein/Creatinine TGI=88% TGI=100% TGI=120% Peak Protein/Creatinine TGI=88% TGI=136%

TEAD1 and VGLL4 are Highly Expressed in IK-930’s Initial Target Indications TEAD1 is the Most Highly Expressed Paralog Mesothelioma and EHE Have High Expression of VGLL4 in Mesothelioma and EHE TEAD1 TEAD2 TEAD3 TEAD4 Confidential 12 12 TEAD Paralog TPM VGLL4 TPM

IK-930 Monotherapy Clinical Strategy; Initial Data Expected in 2H 2023 Ongoing Phase 1 Trial Growing Monotherapy Opportunity Monotherapy Clinical Development Plan ~125,000 newly diagnosed cancer patients per year in the US with known Hippo pathway mutations and alteration Dose Expansion Options Dose Escalation Currently recruiting; advanced through NF2 deficient mesothelioma multiple doses • Malignant Mesothelioma: ~40% NF2 loss of function mutations Epithelioid hemangioendothelioma (EHE) • NSCLC: 6% YAP1 and 29% TAZ amplification • Meningioma: High frequency of NF2 deficiency; Most common NF2 deficient solid tumors; CNS tumor, accounting for ~one-third of primary CNS tumors All comers agnostic approach Tumors known to have high • Head & Neck Cancers: Growing body of knowledge on frequent incidence of Hippo pathway YAP/TAZ amplification and FAT1 (upstream) deficiency YAP/TAZ gene fusion solid alterations tumors; agnostic approach • Soft Tissue Sarcomas: ~90% of epithelioid hemangioendothelioma, or EHE, have TAZ-CAMTA1 fusions; 10% of EHE have YAP1-TFE3 fusions Confidential 13 13

The Hippo Pathways is Implicated in Resistance to Multiple Targeted Therapies IK-930 has the potential to combat resistance and expand the number of patients that could benefit from targeted therapies Case Study: Resistance Mechanisms to Osi in EGFRm NSCLC Combating Therapeutic Resistance is a Major Need 40%+ of patients with Osimertinib resistance have unidentified EHE (0.4 K) NF2-def. mechanisms and represent a significant unmet need Mesothelioma Leonetti, et al., Br J Cancer, 2019 (1.2 K) NF2-def. Malignant Other NF2 Meningioma (0.1 K) Deficient Solid Tumors TKI-resistant EGFRm NSCLC (27 K) (12 – 16 K) EGFRm Combinations in NSCLC (1L) RASm cancers (20 K) (multiple populations and targets) “The biggest hurdle to targeted cancer therapy is the inevitable emergence of drug resistance.” Confidential 14 14 Lim, et al. Journal of Hematology & Oncology 2019 Growing IK-930 Opportunity (Annual Incidence, U.S.)

IK-930 Opportunity to Address Emerging Early-Use Osimertinib Resistance YAP Nuclear Localization Post Osi Treatment Two Clinical Opportunities in EGFR Resistance Linked to Acquired Resistance Acquired Baseline Resistance First Line Post Resistance Combo with Osi Emergence First line osi combined Treating with IK-930 with IK-930 to post the emergence of potentially prevent the resistance – negatively emergence of selecting for Baseline resistance actionable mutations Acquired Resistance Lee, et al., BBRC, 2016 Exploring both as potential paths in clinical program Clinical supply agreement with AstraZeneca for osimertinib There is a growing body of data linking the signed in 2022; first combo planned for clinical program Hippo pathway to resistance to multiple targeted therapies, including osimertinib Confidential 15 15 YAP Nuclear YAP

IK-930-Osi Combo Delays Tumor Regrowth in vivo and Can Prevent Emergence of Persisters Potential for IK-930 to prevent resistance to EGFR inhibitors and even reverse the effect when given after resistance has already emerged IK-930 Delays Emergence of Osi-Resistance Persisters IK-930 + Osi Delays Tumor Regrowth More than Comparably to panTEADi panTEADi in vivo 2000 1500 1000 500 Osimertinib Osimertinib Osimertinib + IK-930 0 induced cell death Osimertinib + panTEADi 0 50 1 0 0 0 Stop dosing Emergence and expansion of Days after the start of treatment osimertinib persister cells 5 0 0 Vehicle Control, PO, QD, n=10 Osimertinib, 5mg/kg, PO, QD, n=10 IK-930, 75mg/kg, PO, QD, n=10 IK-930 + osimertinib, 75+5mg/kg, PO, QD, n=10 Osimertinib & panTEADi, 3mg/kg, PO, QD, n=10 panTEADi + osimertinib, 3+5mg/kg,PO, QD, n=10 TEADi addition 0 2 0 0 0 0 5 1 0 1 5 2 0 Days 1 5 0 0 Confidential 16 16 1 0 0 0 5 0 0 0 0 5 0 1 0 0 Stop dosing Days after the start of treatment Live Cell Counts 3 3 Tumor Volume (mm ) Tumor Volume (mm )

IK-930’s Potential to Combat Therapeutic Resistance to Other Targeted Therapies Combination strategy represents an independent mechanism and potential opportunity for IK-930 Combination Clinical Development Plan First Cohort to Initiate in 2023 Addressing a Leading Limitation of Targeted Therapy - Dose Escalation Dose Expansion Options Primary and Secondary Therapeutic Resistance Resistance to multiple targeted therapies and tumor IK-930 + osimertinib in EGFRm resistant NSCLC recurrence can be linked to YAP/TEAD activation Overcoming resistance mechanisms and escape could IK-930 + MEKi in solid deepen and prolong responses and address de novo tumors, including KRASm resistance, allowing more patients to respond to tumors target therapies overall All comers Biomarker defined tumors Additional cohorts based on treated with targeted emerging data therapies (multiple combination groups) Confidential 17 17

Ikena Leads the Field in Targeting the Hippo Pathway • IK-930: First-in-class, paralog-selective TEAD inhibitor NF2 • Ongoing phase 1 clinical trial currently in dose escalation • Monotherapy cohorts in NF2 mutant mesothelioma MST1/2 and EHE (100% YAP/TAZ) • Multiple planned combination cohorts combating therapeutic resistance LATS1/2 • Data shows potential to prevent and reverse resistance to EGFR inhibitors • Additional data on advantages of paralog-selectivity and YAP1/TAZ combination approach presented at AACR 2023 • Initial clinical data expected in 2H 2023 YAP1/TAZ • Additional research in Hippo pathway leading next-gen efforts TEAD TEAD DEPENDENT TUMOR GROWTH TRANSCRIPTION Confidential 18 18

MEK-RAF Complex Inhibitor IK-595 Confidential 19

The RAS Pathway is Highly Implicated in Cancer Targeting within the pathway could be impactful for a massive and diverse population 10 of the 20 most common cancers worldwide are The RAS pathway is potentially associated with RAS pathway mutations implicated in over half a million Pancreatic Ductal Adenocarcinoma Colorectal Adenocarcinoma new cancer diagnoses each Multiple Myeloma 1 year in the US alone Lung Adenocarcinoma Skin Cutaneous Melanoma Uterine Corpus Endometroid Sarcoma New approaches in targeting the pathway need Uterine Carcinosarcoma to consider key learnings Thyroid Carcinoma Acute Myeloid Leukemia • Approved inhibitors can paradoxically Bladder Urothelial Carcinoma activate MEK/ERK signaling Gastric Adenocarcinoma Cervical Adenocarcinoma • CRAF is implicated as a key signaling bypass Head and Neck Squamous Cell Carcinoma mechanism for targeted therapies, and has Diffuse Large B Cell Lymphoma kinase independent activity that drives RAS 0 20 40 60 80 100 mutant cancers 2 Frequency of RAS Mutation %KRAS %NRAS %HRAS Top 20 Cancer 1 ACS and https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3457779/ Confidential 20 20 2 Cox. Nature Reviews Drug Discovery (2014); World Cancer Research Fund International

First Generation MEK Inhibitors: Insufficient Targeting Leads to Limited Activity First gen MEK inhibitors trigger CRAF MEK’s role in driving ERK- mediated pathway reactivation mediated tumor growth Approved MEK inhibitors like trametinib and binimetinib block MEK kinase activity RASm RASm Feedback in the pathway however triggers CRAF activation CRAF A/B- A/B- CRAF CRAF (kinase- CRAF independent) RAF RAF Cancer’s survival mechanism utilizes CRAF to reactivate the pathway and bypass inhibition MEK MEK CRAF bypass 1/2 1/2 st 1 gen Additionally, approved inhibitors miss MEKi blocking kinase-independent CRAF ERK ERK 1/2 1/2 function that can trigger tumor growth Leads to incomplete pathway inhibition Confidential 21 21

IK-595: A Best-in-Class Dual MEK-RAF Complex Inhibitor IK-595 traps MEK & RAF in an inactive Key IK-595 Advantages complex to prevent CRAF bypass and kinase-independent CRAF function IK-595 is designed to and has shown preclinical evidence of superior profile than first generation and in-development MEK inhibitors RASm ✓ Inhibit MEK mediated ERK1/2 phosphorylation CRAF ✓ Prevent MEK phosphorylation by RAF A/B- CRAF MEK RAF IK- ✓ Alleviate therapeutic resistance through CRAF mediated bypass and pathway reactivation 1/2 MEK 595 IK- 1/2 595 ✓ Block CRAF kinase independent activities ✓ Optimized PK profile to target IC90 plasma concentrations widening the therapeutic window ERK 1/2 Confidential 22 22

Key Advantages of IK-595 Including Robust Stabilization of MEK-RAF Complex IK-595 traps RAF and MEK in a stable, IK-595 binds to MEK with much slower off-rate kinetics inactive complex providing advantages in compared to other assets with similar MoA blocking both bypass in the pathway and IK-595 kinase-independent CRAF function + uMEK (+ATP) “slow off” VS-6766 “fast off” + uMEK (+ATP) -1 -1 -1 MEK On Rate (M s ) Off Rate (s ) Affinity (nM) IK-595 (to MEK) 8.24 E+04 6.09 E-04 7.39 VS-6766 (to MEK) 1.69 E+05 7.08 E-03 41.83 Confidential 23 23

IK-595 Leads to More Durable Pathway Suppression than Other MEK Inhibitors IK-595 Potently Inhibits MEK IK-595 Demonstrates Robust and Prolonged Phosphorylation In Vitro pERK Inhibition in Multiple Cell Lines In vitro MEK Phosphorylation (AsPC-1 cells) 0.4 Trametinib AsPC1 (KRASmut Pancreatic) In vitro MEK Phosphorylation (AsPC-1 cells) VS-6766 0.3 0.5 IK-595 In vitro MEK Phosphorylation (AsPC-1 cells) AsPC1 (KRASmut Pancreatic) 0.4 0.2 Trametinib 0.4 0.4 0.5 Trametinib VS-6766 IK-595 0.1 0.3 0.3 0.4 IK-595 0.3 0.0 0.2 0.3 0.2 0.01 0.1 1 10 100 1000 10000 0.2 Dose (nM) 0.1 0.2 0.1 0.0 0.1 0.1 1 10 100 In vitro MEK Phosphorylation (HCT116 cells) 0.0 Time (Hours) 0.0 20 1 10 100 0.0 0.01 0.1 1 10 100 1000 10000 NCI-H2122 (KRASmut Lung) 5637 (CRAF Amplified Bladder) DMSO 0.01 Tim 0. e 1 (Hours 1 ) 10 100 1000 10000 IK-595 Dose (nM) 15 0.5 0.5 VS-6766 Dose (nM) Trametinib 10 0.4 0.4 Trametiglue 4 Mirdametinib 0.3 0.3 Binimetinib 3 Selumetinib 2 0.2 0.2 Cobimetinib 1 0.1 0.1 0 4 48 4 48 4 48 4 48 4 48 4 48 4 48 4 48 4 48 Hours 0.0 0.0 1 10 100 1 10 100 Time (Hours) Time (Hours) Confidential 24 24 Normalized pMEK to tMEK Ratio pMEK to tMEK Ratio IK-595 Normalized pERK to tERK Ratio Normalized pERK to tERK Ratio Normalized pERK to tERK Ratio pMEK to tMEK Ratio pMEK to tMEK Ratio Normalized pERK to tERK Ratio

Robust Efficacy in RAS & RAF Models; High Sensitivity in CRAF Dependent Models Antitumor Activity Across Models at Tolerated IK-595 Doses IK-595 Sensitivity AsPC-1: KRAS G12D Pancreatic Model NCI-H2122: KRAS G12C Lung Tumor Model 3000 2000 Vehicle Vehicle 600 600 IK-595 3 mg/kg IK-595 3 mg/kg 1500 2000 400 400 1000 1000 200 200 500 0 0 0 0 0 2 4 6 8 10 12 14 16 18 20 0 5 10 0 15 2 4 20 6 8 21 50 12 14 16 18 20 0 10 20 30 Days of Treatment Days of Treatment Days of Treatment Days of Treatment 5637: CRAF Amplified Bladder Tumor Model OCI-AML-3: NRAS Q61L Acute Myeloid Leukemia IK-595 has greatest sensitivity in NRAS and KRAS mutant cell 3 0 0 0 lines which are dependent on CRAF Vehicle Vehicle Venetoclax 100 mg/kg 600 600 IK-595 3 mg/kg IK-595 3 mg/kg NRAS and KRAS – CRAF CERES Score 2 0 0 0 Jones, 4th RAS-Targeted Drug Development Summit 2022 400 400 WT 1 0 0 0 200 200 Mut 0 0 0 0 2 4 6 8 10 12 14 16 18 20 0 2 4 6 8 10 12 14 16 18 20 0 5 1 0 1 5 Days of Treatment Days of Treatment Days of Treatment Efficacy achieved with both continuous and intermittent dosing of IK-595 Confidential 25 25 3 Tumor volume (mm ) 3 Tumor volume (mm ) 3 Tumor volume (mm ) 3 Tumor volume (mm ) 3 Tumor volume (mm ) 3 3 Tumor volume (mm ) Tumor volume (mm )

IK-595 shows Significant Synergy Levels with Multiple Combination Agents P13K (Inavolisib) EGFR (Cetuximab) KRAS G12C (Sotorasib) 80 50 120 60 100 • High synergy scores show the potential for 40 80 30 60 future potential combinations for IK-595 40 30 20 20 20 10• Demonstrated the potential for expansion 10 0 0 to larger patient populations within the 0 RAS pathway • Also shows potential to address needs in KRAS G12C (Adagrasib) SOS1 (BI-3406) SHP2 (RMC-4550) cancer populations where primary mutations fall outside the pathway but 30 30 100 engage RAS biology 20 20 50 10 10 0 0 0 Confidential 26 26 IK-595 Trametinib VS-6766 NCI-H2122 NCI-H358 NCI-H1373 NCI-H1373 HPAF NCI-H2122 MiaPACA2 HCA7 DLD-1 NCIH1373 HT-29 HPAF NCIH2122 NCIH1373 HPAF NCIH2122 Loewe Sum of Synergy Score Loewe Sum of Synergy Score Loewe Sum of Synergy Score Loewe Sum of Synergy Score Loewe Sum of Synergy Score Loewe Sum of Synergy Score

IK-595 Designed for Therapeutic Index Optimization T optimized to enable dosing schedules to hit above IC and achieve impact while allowing for holiday 1/2 90 IK-595 Trametinib VS-6766 VS-6766 Trametinib Projected Human PK Projected Human PK Clinical PK Clinical PK Human Predicted PK (2mg - QD) (3.2mgs - 2 Doses a Week) 3.2 mg twice/week 2 mg QD At Steady State At Steady State IC 90 IC IC 90 90 IC 50 IC IC 50 50 Time Time Time Shorter human T of IK-595 allows 1/2 Clinical doses of trametinib and VS-6766 do not reach plasma flexibility in dosing schedules concentrations above pERK IC due to the very long human T 90 1/2 of trametinib (72-120 hrs) and VS-6766 (60-100 hrs) Enables transient plasma concentrations above IC & recovery 90 before next dose Confidential 27 27 Unbound Plasma Concentration Unbound Plasma Concentration Unbound Plasma Concentration

IK-595: Best-in-Class Next Generation MEK-RAF Complex Inhibitor CRAF A/B-RAF MEK IK-595 1/2 • Novel, best-in-class inhibitor that traps MEK and RAF in an inactive complex for more complete inhibition of the pathway • Durable, potent inhibition of the pathway demonstrated through multiple data sets • Mechanisms prevents CRAF bypass and kinase-independent CRAF function • Preclinical efficacy in multiple disease models • Difficult to treat CRAF-dependent tumors show high sensitivity to IK-595 in cell lines • Designed with half life for optimization of therapeutic index and flexible dosing schedules • IND planned for 2H 2023 Confidential 28 28

Targeting AHR to Counter Immunosuppressive TME IK-175 Confidential 29

AHR’s Role in Immune Signaling & Identifying Bladder Cancer as Key Population Activated AHR can prevent immune recognition of cancer through both the innate and adaptive immune systems Novel Assays to Optimize Indication Selection Tryptophan Tryptophan AHR AHR AHR IDO1 TDO2 Proprietary Proprietary IHC Gene amplification transcriptional Kynurenine signature accumulation STING Tumor Microarray Result 300 AHR Activation TLR9 200 TGFB Immunosuppression & 100 Tumorigenesis AHR modulates activity in both the innate and adaptive immune systems 1 0 Bladder HNSCC Melanoma Ovarian Confidential 30 30 H-Score Nucleus Tumor region

IK-175 Ph1 Study Ongoing in Urothelial Carcinoma Patients Patients have exhausted SOC and progressed on CPIs Pharmacodynamics at All Doses Monotherapy Combination Clinical data presented at SITC 2022 including 1.2 1.5 dose escalation (all-comers), and both mono 1.0 0.8 1.0 and combo stage 1 expansion cohorts in 200mg 0.6 400mg urothelial carcinoma 800mg 0.4 0.5 • 43 total patients; 40 evaluable for anti- 1200mg 800mg 0.2 1600mg tumor activity 1200mg 0.0 0.0 • 20 dose escalation • 20 dose expansion (10 mono, 10 combo) Pharmacodynamics seen at all doses Timepoint Timepoint Last-line, Heavily Pre-treated Patients No DLTs observed Demographics of Evaluable Urothelial Carcinoma Patients in Initial Clinical Analysis IK-175 was well tolerated with a predictable Monotherapy Combination and manageable safety profile (n=10) (n=10) Prior lines of anti-cancer therapy Encouraging anti-tumor activity and duration 1-3 2 4 of response seen in IK-175 nivolumab combination expansion cohort 4-10 8 6 ADC experienced 9 6 Confidential 31 31 Pre-dose 3hrs (±30 minutes) 6-8hrs Pre-dose C1D2 Pre-dose C2D1 3hrs (±30minutes) 6-8hrs - ( t ) - - - ( t ) - Pre dose 3hrs ±30 minu es 6 8hrs Pre dose C1D2 Pre dose C2D1 3hrs ±30minu es 6 8hrs Normalized to pre-dose C1D1 Normalized to pre-dose C1D1

Initial Clinical Urothelial Carcinoma Data Demonstrated Encouraging Anti-Tumor Activity Clear evidence of monotherapy activity contributing to combination responses Heavily pretreated patients exhausted all options -- failed checkpoints and have had up to 10 prior lines of therapy Mono partial response ongoing over 15 months; Combo partial responses ongoing over 5 months Stage 1 of Combination Cohort in Urothelial Carcinoma Initial Clinical Data from Stage 1 of Expansion Cohorts Showed 40% DCR with Encouraging Anti-Tumor Activity Monotherapy Combination (n=10) (n=10) Best overall response Confirmed partial 1 (10%) 2 (20%) response Stable Disease 1 (10%) 2 (20%) Progressive disease 6 (60%) 6 (60%) ORR, n(%) 1 (10%) 2 (20%) DCR, n(%) 2 (20%) 4 (40%) Time from baseline (months) Combo result represent meaningful potential for patient population with significant and ongoing DoR Stage 2 of expansion cohorts ongoing Confidential 32 32 Percent change in SoD target lesions

Ikena Wholly Owned Pipeline Focused on Targeted Oncology Candidate Indications Partnerships Discovery IND Enabling Phase 1 Upcoming Milestone Target Interventions & Rights Hippo-Altered Cancers IK-930 Initial data Monotherapy & Multiple TEAD expected 2H 2023 Combinations Hippo Pathway Progressing further Undisclosed Hippo-Altered Cancers pathway research RAS and RAF Altered IK-595 Cancers; Additional Tumor IND in 2H 2023 MEK-RAF Types RAS Pathway Progressing research Undisclosed RAS-Mutated Cancers toward add ’l candidate Bladder Cancer, AHR Continued trial progress; Enriched update in 2H 2023 Monotherapy & Nivolumab Combination AHR IK-175 Signaling AHR Head & Neck Cancer, AHR Phase 1 ready Enriched Nivolumab Combination Confidential 33 33 Immune-Signaling Targeted Oncology

Confidential 34